SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

TWO HANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56065	42-1770123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1035 Queensway East Mississauga, Ontario Canada	L4Y 4C1
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (416) 357-0399

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On June 30, 2022, Two Hands Corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with SRAX, Inc. (the “Investor”). Pursuant to the Securities Purchase Agreement, the Company agreed to sell to Investor eighty thousand (80,000) shares of its Series C Preferred Stock at a purchase price to be determined by; price offered during the next subsequent financing event, defined as the issuance by the User or any of its subsidiaries of Common Stock, Common Stock Equivalents for cash consideration, indebtedness or a combination thereof, or an aggregate purchase price of Two Million U.S. Dollars ($2,000,000) payable in services rendered by the Investor to the Company.

The terms and foregoing description of the Securities Purchase Agreement is qualified in its entirety by reference to the Securities Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On July 5, 2022, in connection with the Closing of Securities Purchase Agreement referenced in Item 1.01, the Company filed a Amended and Restated Certificate of Designation of Series C Convertible Preferred Stock (the “Certificate”) with the Delaware Secretary of State that has the effect of designating One Hundred and Fifty Thousand (150,000) shares of preferred stock, par value $0.001, as Series C Convertible Preferred Stock with conversion price of $0.25 per share.

The terms of the Certificate is qualified in its entirety by reference to the Certificate, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
3.1	Amended and Restated Certificate of Designation of Series C Convertible Preferred Stock of Two Hands Corporation dated June 30, 2022	Filed herewith
10.1	Securities Purchase Agreement between Two Hands Corporation and SRAX, Inc., dated June 30, 2022	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2022

TWO HANDS CORPORATION By: /s/ Nadav Elituv Nadav Elituv Chief Executive Officer

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